UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 6, 2022

BRANDYWINE REALTY TRUST
BRANDYWINE OPERATING PARTNERSHIP, L.P.
(Exact name of registrant as specified in charter)

Maryland (Brandywine Realty Trust)	001-9106	23-2413352
Delaware (Brandywine Operating Partnership, L.P.)	000-24407	23-2862640
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)
2929 Arch Street
Suite 1800
Philadelphia, PA 19104
(Address of principal executive offices) (Zip Code)
(610)
325-5600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	BDN	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Brandywine Realty Trust
:
Emerging growth company  ☐
Brandywine Operating Partnership, L.P.
:
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Brandywine Realty Trust
:  ☐
Brandywine Operating Partnership, L.P.
:  ☐

Item 1.01	Entry into a Material Definitive Agreement
On December 6, 2022, Brandywine Realty Trust, a Maryland real estate investment trust (the “Company”), and its operating partnership, Brandywine Operating Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”), entered into an Underwriting Agreement (together with the Pricing Agreement (as defined below), the “Underwriting Agreement”) and a related Pricing Agreement (the “Pricing Agreement”) with BofA Securities, Inc. and Citigroup Global Markets Inc., as representatives of the several underwriters named in the Pricing Agreement (the “Underwriters”), in connection with the public offering by the Operating Partnership of $350 million in aggregate principal amount of its 7.550% Guaranteed Notes due 2028 (the “Notes”). The Company will fully and unconditionally guarantee the payment of principal and of premium, if any, and interest on the Notes. The offering is expected to close on December 13, 2022, subject to customary closing conditions. Under the terms of the Underwriting Agreement, the Company and the Operating Partnership have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or to contribute payments that the Underwriters may be required to make because of any of those liabilities. The Underwriting Agreement contains customary representations and covenants. The offer and sale of the Notes were registered with the Securities and Exchange Commission (the “Commission”) pursuant to a registration statement on Form
S-3
(File
No. 333-237870),
under the Securities Act.
Copies of each of the Underwriting Agreement and the Pricing Agreement are filed as Exhibit 1.1 and Exhibit 1.2, respectively, to this Current Report on Form
8-K.
The foregoing is not a complete discussion of the Underwriting Agreement and the Pricing Agreement and is qualified in its entirety by reference to these agreements, and the information in the Underwriting Agreement and the Pricing Agreement is incorporated into this Item 1.01 by this reference.
The Operating Partnership intends to use the net proceeds from the offering to repurchase or redeem the $350 million outstanding principal amount of its 3.95% Guaranteed Notes due February 15, 2023 and for general corporate purposes, which may include the repayment, repurchase or other retirement of other indebtedness.
The Notes will be issued under the Indenture, dated as of October 22, 2004 (the “Indenture”), as supplemented by the First Supplemental Indenture dated as of May 25, 2005 (the “First Supplemental Indenture”) and the Third Supplemental Indenture dated as of April 5, 2011 (the “Third Supplemental Indenture”) among the Company, the Operating Partnership and The Bank of New York Mellon (formerly, The Bank of New York), as trustee. The Indenture was previously filed with the Commission on October 22, 2004, as Exhibit 4.1 to the Company’s Current Report on Form
8-K,
and is incorporated into this Item 1.01 by this reference. The First Supplemental Indenture was previously filed with the Commission on May 26, 2005, as Exhibit 4.1 to the Company’s Current Report on Form
8-K,
and is incorporated into this Item 1.01 by this reference. The Third Supplemental Indenture was previously filed with the Commission on April 5, 2011, as Exhibit 4.1 to the Company’s Current Report on Form
8-K,
and is incorporated into this Item 1.01 by this reference.
In connection with the foregoing, the Company and the Operating Partnership are filing as Exhibit 5.1 to this Current Report on
Form 8-K
the opinion of their counsel with respect to the validity of the Notes and the Guarantee.

Item 7.01	Regulation FD Disclosure
On December 6, 2022, the Company issued a press release announcing the pricing of the offering of Notes. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form
8-K.
The information included in this Current Report on Form
8-K
under this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

Exhibit	Description

1.1
Underwriting Agreement, dated December 6, 2022, by and among Brandywine Operating Partnership, L.P. and Brandywine Realty Trust and BofA Securities, Inc. and Citigroup Global Markets Inc., as representatives of the several underwriters named in the Pricing Agreement.

1.2
Pricing Agreement, dated December 6, 2022, by and among Brandywine Operating Partnership, L.P. and Brandywine Realty Trust and BofA Securities, Inc. and Citigroup Global Markets Inc., as representatives of the several underwriters named in the Pricing Agreement, relating to the Notes.

4.1*
Indenture dated October 22, 2004 by and among Brandywine Operating Partnership, L.P., Brandywine Realty Trust, certain subsidiaries of Brandywine Operating Partnership, L.P. named therein and The Bank of New York Mellon, as Trustee (previously filed as an exhibit to Brandywine Realty Trust’s Form 8-K filed on October 22, 2004 and incorporated herein by reference).

4.2*
First Supplemental Indenture dated as of May 25, 2005 by and among Brandywine Operating Partnership, L.P., Brandywine Realty Trust, certain wholly-owned subsidiaries of Brandywine Operating Partnership, L.P. named therein and The Bank of New York Mellon, as Trustee (previously filed as an exhibit to Brandywine Realty Trust’s Form 8-K filed on May 26, 2005 and incorporated herein by reference).

4.3*
Third Supplemental Indenture dated as of April 5, 2011 by and among Brandywine Operating Partnership, L.P., Brandywine Realty Trust and The Bank of New York Mellon, as Trustee (previously filed as an exhibit to Brandywine Realty Trust’s Form 8-K filed on April 5, 2011 and incorporated herein by reference).

5.1	Opinion of Troutman Pepper Hamilton Sanders LLP regarding the legality of the Notes and the related Guarantee.

23.1	Consent of Troutman Pepper Hamilton Sanders LLP (contained in Exhibit 5.1 hereto).

99.1	Press Release of Brandywine Realty Trust dated December 6, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Incorporated herein by reference as above indicated.

Signatures
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

B RANDYWINE R EALTY T RUST

By:	/s/ Gerard H. Sweeney
Gerard H. Sweeney
President and Chief Executive Officer

B RANDYWINE O PERATING P ARTNERSHIP , L.P.

By:	B RANDYWINE R EALTY T RUST , ITS G ENERAL P ARTNER

By:	/s/ Gerard H. Sweeney
Gerard H. Sweeney
President and Chief Executive Officer
Date: December
9
, 2022